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[draft: letter to TRAC participants who have no fixed income regular accounts, or brokerage, and therefore do not get a monthly statement.]

[T. Rowe Price Investment Services, Inc., letterhead]



July 31, 2000



Dear Retirement Plan Shareholder:



We want to let you know that on July 18, 2000, the Boards of Directors of the T. Rowe Price funds listed below recommended plans of reorganization for four funds. Under the reorganizations, the assets of the funds would be merged into other T. Rowe Price funds that are similar in many respects. In view of the pending mergers, the Board voted to close the four funds to new investors as of July 18. The closing does not affect the funds' current investors, who may continue to purchase shares until close to the merger date.

If you hold shares in any of the funds noted below at the close of business August 25, 2000, the "record" date, you will have the opportunity to vote on the fund's reorganization plan. Proxy materials and voting instructions will be mailed in early September to shareholders of record, and a special shareholder meeting will be held on October 25, 2000. If the proposals are approved, the asset transfers will take place soon thereafter, and you will then own shares with the same total value in the successor fund.

The Boards recommend the following transactions:

   . Merging the Summit Limited-Term Bond Fund and the Short-Term U.S.
     Government Fund into the SHORT-TERM BOND FUND.

   . Merging the Global Bond Fund into the INTERNATIONAL BOND FUND.

   . Merging the Virginia Short-Term Tax-Free Bond Fund into the TAX-FREE
     SHORT-INTERMEDIATE FUND.

Detailed information about the proposed reorganization is provided only by the proxy, which also discusses the similarities and differences between the funds involved in the mergers. If you would like to know more about any of these funds or any other T. Rowe Price fund, please give us a call at 1-800-492-7670 or visit our Web site at WWW.TROWEPRICE.COM. For more complete information about a
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fund, including fees and expenses, please request the fund's prospectus and read it carefully before investing.

Sincerely,


/s/James S. Riepe
James S. Riepe



This revises the following prospectuses: Summit Limited-Term Bond Fund dated March 1, 2000; Short-Term U.S. Government Fund dated October 1, 1999; Global Bond Fund dated May 1, 2000; and Virginia Short-Term Tax-Free Bond Fund dated July 1, 2000.

T.Rowe Price Investment Services, Inc., Distributor.